UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )
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☐	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to Rule 14a-12
REVLON, INC.

(NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on June 02, 2011

REVLON, INC.

Meeting Information

Meeting Type: Annual Meeting
For holders as of: April 08, 2011
Date: June 02, 2011	Time: 10:00 AM EDT

Location:	Revlon, Inc. Research Center 2121 Route 27 Edison, NJ 08818

You are receiving this communication because you hold shares in the above named company.
This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).
We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —
How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
1. Annual Report       2. Notice & Proxy Statement
How to View Online:
Have the information that is printed in the box marked by the arrow è  XXXX XXXX XXXX  (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com
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Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 20, 2011 to facilitate timely delivery.

— How To Vote —
Please Choose One of the Following Voting Methods
Vote In Person: If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.
Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrowè  XXXX XXXX XXXX  available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

Voting items
The Board of Directors recommends that you
vote FOR the following:

1.	Election of Directors
Nominees
01	Ronald O. Perelman	02 Alan S. Bernikow	03 Paul J. Bohan	04 Alan T. Ennis	05 Meyer Feldberg
06	David L. Kennedy	07 Debra L. Lee	08 Tamara Mellon	09 Barry F. Schwartz	10 Richard J. Santagati
11	Kathi P. Seifert
The Board of Directors recommends you vote FOR the following proposal (s):
2	Proposal to ratify the selection of KPMG LLP as the Company’s independent registered public accounting firm for 2011.
3	Proposal to approve, by non-binding, advisory vote, the Company’s executive compensation, as disclosed pursuant to Item 402 of Regulation S-K, including as disclosed in the “Compensation Discussion and Analysis,” compensation tables and accompanying narrative set forth in the accompanying Proxy Statement.
The Board of Directors recommends you vote 3 YEARS on the following proposal:
4	Proposal to recommend the frequency of future non-binding, advisory votes on executive compensation.

NOTE:	Proxies are authorized to vote in their discretion upon such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

Voting Instructions